UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  April 18, 2005
        ------------------------------------------------  ---------------

                                SCAN-OPTICS, INC.

             (Exact Name of Registrant as Specified in its Charter)

             Delaware                   000-05265              06-0851857
   ----------------------------        -----------         ------------------
   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)             File Number)        Identification No.)


          169 Progress Drive, Manchester, CT                     06040
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (860) 645-7878
                                                           ---------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01         Entry into a Material Definitive Agreement

         On April 18, 2005, Logan Clarke, Jr., a director of Scan-Optics, Inc. and its Acting President and Chief Executive Officer, executed a letter agreement with the company regarding his employment as Acting President and Chief Executive Officer. The agreement provides that Mr. Clarke will continue as the company's Acting President and Chief Executive Officer as an at-will employee until the board of directors determines otherwise or Mr. Clarke resigns. Under the employment letter agreement, Mr. Clarke agrees to provide the company with one month's written notice prior to any such resignation, and that he will not be considered as a candidate for the office of President and Chief Executive Officer when the board of directors begins an executive search for such office. The employment letter agreement also provides that Mr. Clarke will receive a salary of $27,400 per month, retroactive to March 10, 2005, the date that he became Acting President and Chief Executive Officer of the company, and that the company shall reimburse Mr. Clarke for his reasonable business expenses incurred in his employment. The employment letter agreement provides that the material terms of the agreement may change in the future as the board of directors may determine is necessary.

         The foregoing description is qualified in its entirety with reference to the copy of the employment letter agreement attached as Exhibit 10.1.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  10.1  Employment Letter Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SCAN-OPTICS, INC.




                                           By:

                                           Name:  Peter H. Stelling
                                           Title: Chief Financial Officer,
                                                  Vice President and Treasurer

Date:  April __, 2005





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